Exhibit 4.3

EBAY INC.

OFFICERS’ CERTIFICATE PURSUANT TO

SECTIONS 2.2, 2.3 AND 10.5 OF THE BASE INDENTURE

July 28, 2014

The undersigned, being duly authorized officers of eBay Inc., a Delaware corporation (the “Company”), do hereby determine and certify solely in such capacity on behalf of the Company as follows:

The undersigned, having read the appropriate provisions of the Indenture, dated as of October 28, 2010 (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture, dated as of October 28, 2010 (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, is hereinafter sometimes called the “Indenture”), each between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), including Sections 2.2, 2.3, 10.4 and 10.5 thereof and the definitions in such Indenture relating thereto, and certain other corporate documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not conditions set forth in the Indenture relating to the establishment of the title and terms of the Company’s Floating Rate Notes due 2017, Floating Rate Notes due 2019, 2.200% Notes due 2019, 2.875% Notes due 2021 and 3.450% Notes due 2024 (collectively, the “Notes”) and the forms of certificates evidencing the Notes of each series have been complied with, and whether the conditions in the Indenture relating to the execution, authentication and delivery by the Trustee of the Notes of each series have been complied with, each certify that:

1. the title and terms of the Notes of each series were established by the undersigned pursuant to authority delegated to them by resolutions duly adopted by the Board of Directors of the Company on June 22, 2011, July 27, 2011 and June 18, 2014, and by the duly authorized Audit Committee of the Board of Directors (the “Audit Committee”) on January 21, 2014 and by Unanimous Written Consent of the Audit Committee dated July 22, 2014, (collectively, the “Resolutions”) and such terms are set forth in Exhibit A hereto;

2. the respective forms of certificates evidencing the Notes of each series were established by the undersigned pursuant to authority delegated to them by the Resolutions and are in substantially the respective forms attached as Exhibits B, C, D, E and F hereto (it being understood that the Notes of each series may have such notations, legends or endorsements required by law, stock exchange rule or usage and, in the case of Global Securities of any series, as permitted pursuant to Section 2.15.3 of the Base Indenture and as specified in paragraph (9) of Exhibit A hereto and that, in the event that Notes of any series are ever issued in definitive certificated form, the legend appearing as the first paragraph on the first page of such form of Note of such series may be removed);

3. a true, complete and correct copy of the Resolutions, which were duly adopted by the Board of Directors of the Company and the Audit Committee, as the case may be, and are in full force and effect on the date hereof in the form adopted, are attached as Exhibits B-1, B-2, B-3, B-4 and B-5 to the Certificate of the Secretary of the Company of even date herewith, a copy of which has been delivered to the Trustee; and

4. in the opinion of the undersigned, the form, title and terms of the Notes of each series have been established pursuant to and in accordance with Section 2.2 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 2.2 and 2.3 of the Indenture) relating to the establishment of the title and terms of the Notes of each series, the form of certificate evidencing the Notes of each series and the execution, authentication and delivery of the Notes of each series have been complied with.

This certificate may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same document.

Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, we have executed this Officers’ Certificate of the Company on the date first written above.

EBAY INC.

By:	/s/ Anthony Glasby
Name:	Anthony Glasby
Title:	Vice President and Treasurer

By:	/s/ Joseph B. Bounds
Name:	Brent Bounds
Title:	Assistant Treasurer

Signature Page to Officers’ Certificate Pursuant to Base Indenture

Exhibit A

Terms of Notes

Terms (whether or not capitalized) used in this Exhibit A and not otherwise defined herein but that are defined in the Indenture referred to in the Officers’ Certificate of which this Exhibit A constitutes a part shall have the respective meanings ascribed thereto in such Indenture.

Pursuant to Section 2.2 of the Base Indenture, there are hereby created five new Series of Securities with the titles of “Floating Rate Notes due 2017” (the “2017 Floating Rate Notes”), “Floating Rate Notes due 2019” (the “2019 Floating Rate Notes”), “2.200% Notes due 2019” (the “2019 Fixed Rate Notes”), “2.875% Notes due 2021” (the “2021 Fixed Rate Notes”) and “3.450% Notes due 2024” (the “2024 Fixed Rate Notes;” and, together with the 2017 Floating Rate Notes, 2019 Floating Rate Notes, the 2019 Fixed Rate Notes and the 2021 Fixed Rate Notes, the “Notes”) and the terms of each such Series are as follows:

(1) The 2017 Floating Rate Notes shall be a separate Series of Securities under the Indenture initially limited to $450,000,000 aggregate principal amount, the 2019 Floating Rate Notes shall be a separate Series of Securities under the Indenture initially limited to $400,000,000 aggregate principal amount, the 2019 Fixed Rate Notes shall be a separate Series of Securities under the Indenture initially limited to $1,150,000,000 aggregate principal amount, the 2021 Fixed Rate Notes shall be a separate Series of Securities under the Indenture initially limited to $750,000,000 aggregate principal amount and the 2024 Fixed Rate Notes shall be a separate Series of Securities under the Indenture initially limited to $750,000,000 aggregate principal amount (in each case, except for Notes of any Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such Series pursuant to Section 2.7, 2.8, 2.11, 3.7 or 9.6 of the Base Indenture), but subject to the Company’s right to re-open any Series of Notes from time to time and issue additional Notes of such Series as provided in paragraph (11) of this Exhibit A.

(2) The Stated Maturity on which the principal of the 2017 Floating Rate Notes shall become due and payable shall be July 28, 2017, the Stated Maturity on which the principal of the 2019 Floating Rate Notes shall become due and payable shall be August 1, 2019, the Stated Maturity on which the principal of the 2019 Fixed Rate Notes shall become due and payable shall be August 1, 2019, the Stated Maturity on which the principal of the 2021 Fixed Rate Notes shall become due and payable shall be August 1, 2021 and the Stated Maturity on which the principal of the 2024 Fixed Rate Notes shall become due and payable shall be August 1, 2024.

(3) The interest rate on the 2017 Floating Rate Notes shall be equal to LIBOR (as defined in the form of Note for the 2017 Floating Rate Notes attached as Exhibit B to the Officers’ Certificate of which this Exhibit A constitutes a part), adjusted quarterly as provided in such form of Note, plus 0.20% per year, the interest rate on the 2019 Floating Rate Notes shall be equal to LIBOR (as defined in the form of Note for the 2019 Floating Rate Notes attached as Exhibit C to the Officers’ Certificate of which this Exhibit A constitutes a part), adjusted quarterly as provided in such form of Note, plus 0.48% per year, the interest rate on the 2019 Fixed Rate Notes shall be 2.200% per year, the interest rate on the 2021 Fixed Rate Notes shall be 2.875% per year and the interest rate on the 2024 Fixed Rate Notes shall be 3.450% per year.

The interest payment dates for the 2017 Floating Rate Notes shall be the January 28, April 28, July 28 and October 28 of each year, commencing October 28, 2014, and the regular record dates shall be January 13, April 13, July 13 and October 13, respectively, immediately preceding those interest payment dates; the interest payment dates for the 2019 Floating Rate Notes shall be the February 1, May 1, August 1 and November 1 of each year, commencing November 1, 2014, and the regular record dates shall be January 15, April 15, July 15 and October 15, respectively, immediately preceding those interest payment dates; the interest payment dates of the 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes and the 2024 Fixed Rate Notes shall be February 1 and August 1 of each year, commencing February 1, 2015, and the regular record dates shall be the January 15 and July 15, respectively, immediately preceding those interest payment dates. Interest on each Series of Notes shall accrue from July 28, 2014. Interest on the Floating Rate Notes will be computed on the basis of an actual 360-day year. Interest on the 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes and the 2024 Fixed Rate Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(4) Neither the 2017 Floating Rate Notes nor the 2019 Floating Rate Notes are redeemable at the option of the Company prior to their maturity. The 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes and the 2024 Fixed Rate Notes shall be redeemable at the option of the Company as provided in the respective form of Note of such Series attached as Exhibit D, E or F, as the case may be, to the Officers’ Certificate of which this Exhibit A constitutes a part.

(5) Each Series of Notes will be issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(6) The Notes will not be entitled to the benefit of any sinking fund and will not be subject to purchase or redemption at the option of the Holders.

(7) The provisions of Article 8 of the Base Indenture shall be applicable to the Notes of each Series and, without limiting the foregoing, the covenants set forth in Article 4 of the Supplemental Indenture, dated as of October 28, 2010, between the Company and the Trustee shall be subject to covenant defeasance pursuant to Section 8.4 of the Base Indenture.

(8) The Notes will be senior Securities.

(9) The Notes of each Series shall initially be issued in the form of one or more Global Securities of such Series and the Global Securities of such Series shall bear the respective legends set forth in Exhibits B, C, D, E or F, as the case may be, to the Officers’ Certificate of which this Exhibit A is a part, unless otherwise required by the Depositary. The Depository Trust Company (“DTC”) shall act as initial Depositary with respect to the Global Securities of each Series.

(10) A Global Security of any Series may not be transferred except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(11) As provided in the last paragraph of Section 2.2 of the Base Indenture, the Company will be entitled to issue additional Notes of any Series having the same ranking and terms (except for the issue date, offering and sale prices and, if applicable, the first interest payment date and the date from which interest shall begin to accrue) as the Notes of the same Series issued on the date of the Officers’ Certificate of which this Exhibit A constitutes a part. The Notes of any Series issued on the date of the Officers’ Certificate of which this Exhibit A constitutes a part and any additional Notes of such Series which may from time to time be issued thereafter shall constitute a single Series of Securities under the Indenture.

(12) The Corporate Trust Office shall be the initial office or agency where the Notes of each Series may be presented or surrendered for payment and surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes of each Series and the Indenture may be served. The Company hereby appoints the Trustee as initial Registrar and initial Paying Agent with respect to the Notes of each Series, subject to the right of the Company to replace any Paying Agent or Registrar and appoint and terminate the appointment of co-registrars and co-paying agents.

(13) The Notes of each Series shall have such additional terms and provisions as are contained in the respective form of Notes of such Series attached as Exhibit B, C, D, E or F, as the case may be, to the Officers’ Certificate of which this Exhibit A is a part, which terms and provisions are incorporated by reference in and shall form a part of this Exhibit A.

[Remainder of page intentionally left blank]

Exhibit B

Form of Floating Rate Note due 2017

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED ON THE REVERSE HEREOF) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED ON THE REVERSE HEREOF) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 278642AM5

eBay Inc.

Floating Rate Notes due 2017

No. —	$—,000,000

eBay Inc., a Delaware corporation, for value received promises to pay to Cede & Co. or registered assigns, the principal sum of — Million Dollars on July 28, 2017.

Interest Payment Dates: January 28, April 28, July 28 and October 28, beginning October 28, 2014.

Record Dates: January 13, April 13, July 13 and October 13.

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
	Name:	Anthony Glasby
	Title:	Vice President and Treasurer

This is one of the Floating Rate Notes due 2017 referred to in the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

2

(Reverse of Note)

Floating Rate Notes due 2017

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at a per annum rate equal to LIBOR (as defined below), adjusted quarterly as provided below, plus 0.20%. Interest on this Note will accrue from July 28, 2014 and will be payable quarterly in arrears on January 28, April 28, July 28 and October 28 of each year (each an “Interest Payment Date”), beginning October 28, 2014, and on the maturity date of this Note, provided that if any Interest Payment Date (other than the Interest Payment Date falling on the maturity date of this Note) is not a Floating Rate Business Day (as defined below), such Interest Payment Date will be moved to, and will be, the next succeeding Floating Rate Business Day, except that if such next succeeding Floating Rate Business Day falls in the next succeeding calendar month, such Interest Payment Date (other than the Interest Payment Date falling on the maturity date of this Note) will be moved to, and will be, the immediately preceding Floating Rate Business Day. If the maturity date of this Note falls on a day that is not a Floating Rate Business Day, then payments of principal of and interest on this Note need not be made on the maturity date, but may be made on the next succeeding Floating Rate Business Day with the same force and effect as if made on the maturity date, and no interest will accrue on the amounts so payable for the period from and after the maturity date to the next succeeding Floating Rate Business Day. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on this Note to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful.

“Floating Rate Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, that such day must also be a London Business Day. “London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

Interest payable on any Interest Payment Date or on the maturity date of this Note shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for on this Note (or from and including July 28, 2014 if no interest has been paid or duly provided for on this Note) to, but excluding, such Interest Payment Date or maturity date, as the case may be.

The interest rate on this Note for the initial Interest Period (as defined below) commencing July 28, 2014 will be set, and for each subsequent Interest Period will be reset, as of the first day of such Interest Period (the date on which that interest rate is set for the initial Interest Period or reset for any subsequent Interest Period is referred to as an “Interest Reset Date”). The interest rate in effect on this Note on any day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date (as defined below) pertaining to the immediately preceding Interest Reset Date, and the interest rate in effect on this Note on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to that Interest Reset Date. The term “Interest Period” means the period beginning on, and including, an Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or the maturity date of this Note; provided that the initial Interest Period for this Note will be the period beginning on, and including, July 28, 2014 to, but excluding, the Interest Payment Date on October 28, 2014; and the term “Interest Determination Date” means, with respect to any Interest Reset Date, the second London Business Day preceding that Interest Reset Date.

3

LIBOR shall be determined by the Calculation Agent (as defined below) as of the applicable Interest Determination Date in accordance with the following provisions:

“LIBOR” means:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in U.S. dollars having a three-month maturity commencing on the second London Business Day immediately following such Interest Determination Date which appears on Reuters Screen LIBOR01 Page (as defined below) at approximately 11:00 a.m., London time, on such Interest Determination Date. “Reuters Screen LIBOR01 Page” means the display on Reuters (or any successor service) designated as “LIBOR01” (or such other page as may replace the LIBOR01 page on that service or any successor service, as the case may be, for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). If no rate appears on Reuters Screen LIBOR01 Page as aforesaid, LIBOR for such Interest Determination Date will be determined in accordance with the provisions of paragraph (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page as of approximately 11:00 a.m., London time, on such Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide the Calculation Agent with its quotation of the rate at which deposits in U.S. dollars having a three-month maturity, commencing on the second London Business Day immediately following such Interest Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such Interest Determination Date in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Determination Date will be the arithmetic mean of such quotations as calculated by the Calculation Agent. If fewer than two quotations are provided, LIBOR for such Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of the rates quoted as of approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks having a three-month maturity commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting such rates as provided in this sentence, LIBOR for such Interest Determination Date will be LIBOR determined as of the immediately preceding Interest Determination Date.

The interest rate on this Note shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

The amount of interest for each day this Note is outstanding (the “daily interest amount”) will be calculated by dividing the interest rate in effect on this Note on that day by 360 and multiplying the result by the principal amount of this Note. The amount of interest to be paid on this Note on any Interest Payment Date will be calculated by adding the daily interest amounts for this Note for each day in the applicable Interest Period.

All percentages resulting from any calculation of any interest rate on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from any calculation on the Notes will be rounded to the nearest cent, with one-half cent being rounded upward.

In connection with the issuance of this Note, the Company entered into a calculation agent agreement (the “Calculation Agent Agreement”) with Wells Fargo Bank, National Association, as calculation agent (the “Calculation Agent”, which term includes any successor thereto under the Calculation Agent Agreement), pursuant to which the Calculation Agent shall calculate the interest rate on this Note as in effect from time to time. The Calculation Agent Agreement is governed by New York law. All calculations made by the Calculation Agent for the purposes of calculating the interest rate on this Note shall be conclusive and binding on the Holders of the Notes and the Company, absent manifest error. The Calculation Agent Agreement will provide that the Calculation Agent will notify the Company, DTC and the Trustee (if the Calculation Agent is not the Trustee) of the interest rate for the initial Interest Period and each subsequent Interest Period promptly after its determination of such interest rate and, that, upon request of a registered Holder of Notes, the Calculation Agent will provide to such Holder the interest rate on this Note then in effect on the date of such request and, if determined, the interest rate for the next Interest Period.

4

2. METHOD OF PAYMENT. The Company will pay interest on this Note due on any Interest Payment Date to the persons who are Holders of Notes at the close of business on January 13, April 13, July 13 or October 13 (each a “Record Date”), as the case may be, whether or not a Floating Rate Business Day, immediately preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on this Note will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION. The Notes are not redeemable at the option of the Company prior to their maturity.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder or the exchanging Holder, as the case may be. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

5

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes), and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes). Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

6

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

7

Exhibit C

Form of Floating Rate Note due 2019

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED ON THE REVERSE HEREOF) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED ON THE REVERSE HEREOF) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 278642AJ2

eBay Inc.

Floating Rate Notes due 2019

No. —	$—,000,000

eBay Inc., a Delaware corporation, for value received promises to pay to Cede & Co. or registered assigns, the principal sum of — Million Dollars on August 1, 2019.

Interest Payment Dates: February 1, May 1, August 1 and November 1, beginning November 1, 2014.

Record Dates: January 15, April 15, July 15 and October 15.

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
	Name:	Anthony Glasby
	Title:	Vice President and Treasurer

This is one of the Floating Rate Notes due 2019 referred to in the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

2

(Reverse of Note)

Floating Rate Notes due 2019

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at a per annum rate equal to LIBOR (as defined below), adjusted quarterly as provided below, plus 0.48%. Interest on this Note will accrue from July 28, 2014 and will be payable quarterly in arrears on February 1, May 1, August 1 and November 1 of each year (each an “Interest Payment Date”), beginning November 1, 2014, and on the maturity date of this Note, provided that if any Interest Payment Date (other than the Interest Payment Date falling on the maturity date of this Note) is not a Floating Rate Business Day (as defined below), such Interest Payment Date will be moved to, and will be, the next succeeding Floating Rate Business Day, except that if such next succeeding Floating Rate Business Day falls in the next succeeding calendar month, such Interest Payment Date (other than the Interest Payment Date falling on the maturity date of this Note) will be moved to, and will be, the immediately preceding Floating Rate Business Day. If the maturity date of this Note falls on a day that is not a Floating Rate Business Day, then payments of principal of and interest on this Note need not be made on the maturity date, but may be made on the next succeeding Floating Rate Business Day with the same force and effect as if made on the maturity date, and no interest will accrue on the amounts so payable for the period from and after the maturity date to the next succeeding Floating Rate Business Day. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on this Note to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful.

“Floating Rate Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, that such day must also be a London Business Day. “London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

Interest payable on any Interest Payment Date or on the maturity date of this Note shall be the amount of interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for on this Note (or from and including July 28, 2014 if no interest has been paid or duly provided for on this Note) to, but excluding, such Interest Payment Date or maturity date, as the case may be.

The interest rate on this Note for the initial Interest Period (as defined below) commencing July 28, 2014 will be set, and for each subsequent Interest Period will be reset, as of the first day of such Interest Period (the date on which that interest rate is set for the initial Interest Period or reset for any subsequent Interest Period is referred to as an “Interest Reset Date”). The interest rate in effect on this Note on any day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date (as defined below) pertaining to the immediately preceding Interest Reset Date, and the interest rate in effect on this Note on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to that Interest Reset Date. The term “Interest Period” means the period beginning on, and including, an Interest Payment Date to, but excluding, the next succeeding Interest Payment Date or the maturity date of this Note; provided that the initial Interest Period for this Note will be the period beginning on, and including, July 28, 2014 to, but excluding, the Interest Payment Date on November 1, 2014; and the term “Interest Determination Date” means, with respect to any Interest Reset Date, the second London Business Day preceding that Interest Reset Date.

3

LIBOR shall be determined by the Calculation Agent (as defined below) as of the applicable Interest Determination Date in accordance with the following provisions:

“LIBOR” means:

(i) With respect to any Interest Determination Date, LIBOR will be the rate for deposits in U.S. dollars having a three-month maturity commencing on the second London Business Day immediately following such Interest Determination Date which appears on Reuters Screen LIBOR01 Page (as defined below) at approximately 11:00 a.m., London time, on such Interest Determination Date. “Reuters Screen LIBOR01 Page” means the display on Reuters (or any successor service) designated as “LIBOR01” (or such other page as may replace the LIBOR01 page on that service or any successor service, as the case may be, for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks). If no rate appears on Reuters Screen LIBOR01 Page as aforesaid, LIBOR for such Interest Determination Date will be determined in accordance with the provisions of paragraph (ii) below.

(ii) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page as of approximately 11:00 a.m., London time, on such Interest Determination Date, the Calculation Agent shall request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent (after consultation with the Company) to provide the Calculation Agent with its quotation of the rate at which deposits in U.S. dollars having a three-month maturity, commencing on the second London Business Day immediately following such Interest Determination Date, are offered by it to prime banks in the London interbank market as of approximately 11:00 a.m., London time, on such Interest Determination Date in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, LIBOR for such Interest Determination Date will be the arithmetic mean of such quotations as calculated by the Calculation Agent. If fewer than two quotations are provided, LIBOR for such Interest Determination Date will be the arithmetic mean, as calculated by the Calculation Agent, of the rates quoted as of approximately 11:00 a.m., New York City time, on such Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent (after consultation with the Company) for loans in U.S. dollars to leading European banks having a three-month maturity commencing on the second London Business Day immediately following such Interest Determination Date and in a principal amount of not less than U.S. $1,000,000 that is representative for a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting such rates as provided in this sentence, LIBOR for such Interest Determination Date will be LIBOR determined as of the immediately preceding Interest Determination Date.

The interest rate on this Note shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

The amount of interest for each day this Note is outstanding (the “daily interest amount”) will be calculated by dividing the interest rate in effect on this Note on that day by 360 and multiplying the result by the principal amount of this Note. The amount of interest to be paid on this Note on any Interest Payment Date will be calculated by adding the daily interest amounts for this Note for each day in the applicable Interest Period.

All percentages resulting from any calculation of any interest rate on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655), and all dollar amounts used in or resulting from any calculation on the Notes will be rounded to the nearest cent, with one-half cent being rounded upward.

In connection with the issuance of this Note, the Company entered into a calculation agent agreement (the “Calculation Agent Agreement”) with Wells Fargo Bank, National Association, as calculation agent (the “Calculation Agent”, which term includes any successor thereto under the Calculation Agent Agreement), pursuant to which the Calculation Agent shall calculate the interest rate on this Note as in effect from time to time. The Calculation Agent Agreement is governed by New York law. All calculations made by the Calculation Agent for the purposes of calculating the interest rate on this Note shall be conclusive and binding on the Holders of the Notes and the Company, absent manifest error. The Calculation Agent Agreement will provide that the Calculation Agent will notify the Company, DTC and the Trustee (if the Calculation Agent is not the Trustee) of the interest rate for the initial Interest Period and each subsequent Interest Period promptly after its determination of such interest rate

4

and, that, upon request of a registered Holder of Notes, the Calculation Agent will provide to such Holder the interest rate on this Note then in effect on the date of such request and, if determined, the interest rate for the next Interest Period.

2. METHOD OF PAYMENT. The Company will pay interest on this Note due on any Interest Payment Date to the persons who are Holders of Notes at the close of business on January 15, April 15, July 15 or October 15 (each a “Record Date”), as the case may be, whether or not a Floating Rate Business Day, immediately preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on this Note will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of the Notes at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION. The Notes are not redeemable at the option of the Company prior to their maturity.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder or the exchanging Holder, as the case may be. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

5

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes), and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes). Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

6

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

7

Exhibit D

Form of 2.200% Note due 2019

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED ON THE REVERSE HEREOF) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED ON THE REVERSE HEREOF) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 278642AH6

eBay Inc.

2.200% Notes due 2019

No. —	$—,000,000

eBay Inc., a Delaware corporation, for value received promises to pay to Cede & Co. or registered assigns, the principal sum of — Million Dollars on August 1, 2019.

Interest Payment Dates: February 1 and August 1, beginning February 1, 2015.

Record Dates: January 15 and July 15.

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
	Name:	Anthony Glasby
	Title:	Vice President and Treasurer

This is one of the 2.200%

Notes due 2019 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

2

(Reverse of Note)

2.200% Notes due 2019

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 2.200% per annum from July 28, 2014 until maturity. The Company will pay interest semi-annually in arrears on February 1 and August 1 of each year (each an “Interest Payment Date”), commencing February 1, 2015. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from July 28, 2014; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on this Note to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on this Note due on any Interest Payment Date to the persons who are Holders of Notes at the close of business on the January 15 or July 15 (each a “Record Date”), as the case may be, immediately preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on this Note will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of this Note at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION. The Notes are redeemable at the option of the Company, at any time or from time to time prior to July 1, 2019, either in whole or in part, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of accrued and unpaid interest to the applicable redemption date) discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points,

3

plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date.

On and after July 1, 2019, the Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date.

Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

As used in this Section 5, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means, with respect to any redemption date for the Notes, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four but more than one such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such redemption date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the redemption price of the Notes to be redeemed on any redemption date, any primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealers” means, with respect to any redemption date for the Notes, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC or their respective successors, as the case may be (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, another Primary Treasury Dealer shall be substituted therefor by the Company) and any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to any Reference Treasury Dealer and any redemption date for the Notes, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date. As used in the preceding sentence, the term “Business Day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Treasury Rate” means, with respect to any redemption date for the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

4

If less than all of the Notes are to be redeemed, then, if the Notes are evidenced by one or more Global Securities, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary or, if the Notes are evidenced by Physical Securities issued under the circumstances set forth in Section 2.15.2 of the Base Indenture, the Trustee shall select the Notes (or portions thereof) to be redeemed in any manner that the Trustee deems fair and appropriate. Notes may be selected for redemption in part so long as the remaining principal amount of each such Note is an authorized denomination as provided in the next sentence. The Notes or portions thereof shall be redeemable in a minimum of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof, provided that the remaining principal amount of any Note redeemed in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at its registered address and as otherwise provided in the Indenture.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof called for redemption.

Any redemption of the Notes shall be made in accordance with the other provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder or the exchanging Holder, as the case may be. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes), and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes). Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately

5

or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

6

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

7

Exhibit E

Form of 2.875% Note due 2021

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED ON THE REVERSE HEREOF) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED ON THE REVERSE HEREOF) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 278642AK9

eBay Inc.

2.875% Notes due 2021

No. —	$—,000,000

eBay Inc., a Delaware corporation, for value received promises to pay to Cede & Co. or registered assigns, the principal sum of — Million Dollars on August 1, 2021.

Interest Payment Dates: February 1 and August 1, beginning February 1, 2015.

Record Dates: January 15 and July 15.

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
	Name:	Anthony Glasby
	Title:	Vice President and Treasurer

This is one of the 2.875%

Notes due 2021 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

(Reverse of Note)

2.875% Notes due 2021

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 2.875% per annum from July 28, 2014 until maturity. The Company will pay interest semi-annually in arrears on February 1 and August 1 of each year (each an “Interest Payment Date”), commencing February 1, 2015. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from July 28, 2014; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on this Note to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on this Note due on any Interest Payment Date to the persons who are Holders of Notes at the close of business on the January 15 or July 15 (each a “Record Date”), as the case may be, immediately preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on this Note will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of this Note at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION. The Notes are redeemable at the option of the Company, at any time or from time to time prior to June 1, 2021, either in whole or in part, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of accrued and unpaid interest to the applicable redemption date) discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date.

On and after June 1, 2021, the Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date.

Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

As used in this Section 5, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means, with respect to any redemption date for the Notes, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four but more than one such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such redemption date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the redemption price of the Notes to be redeemed on any redemption date, any primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealers” means, with respect to any redemption date for the Notes, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC or their respective successors, as the case may be (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, another Primary Treasury Dealer shall be substituted therefor by the Company) and any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to any Reference Treasury Dealer and any redemption date for the Notes, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date. As used in the preceding sentence, the term “Business Day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Treasury Rate” means, with respect to any redemption date for the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

If less than all of the Notes are to be redeemed, then, if the Notes are evidenced by one or more Global Securities, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary or, if the Notes are evidenced by Physical Securities issued under the circumstances set forth in Section 2.15.2 of the Base Indenture, the Trustee shall select the Notes (or portions thereof) to be redeemed in any manner that the Trustee deems fair and appropriate. Notes may be selected for redemption in part so long as the remaining principal amount of each such Note is an authorized denomination as provided in the next sentence. The Notes or portions thereof shall be redeemable in a minimum of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof, provided that the remaining principal amount of any Note redeemed in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at its registered address and as otherwise provided in the Indenture.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof called for redemption.

Any redemption of the Notes shall be made in accordance with the other provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder or the exchanging Holder, as the case may be. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes), and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes). Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit F

Form of 3.450% Note due 2024

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED ON THE REVERSE HEREOF) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED ON THE REVERSE HEREOF) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 278642AL7

eBay Inc.

3.450% Notes due 2024

No. —	$—,000,000

eBay Inc., a Delaware corporation, for value received promises to pay to Cede & Co. or registered assigns, the principal sum of — Million Dollars on August 1, 2024.

Interest Payment Dates: February 1 and August 1, beginning February 1, 2015.

Record Dates: January 15 and July 15.

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

eBay Inc.

By:
	Name:	Anthony Glasby
	Title:	Vice President and Treasurer

This is one of the 3.450%

Notes due 2024 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association, as Trustee

By:
Authorized Signatory

2

(Reverse of Note)

3.450% Notes due 2024

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 3.450% per annum from July 28, 2014 until maturity. The Company will pay interest semi-annually in arrears on February 1 and August 1 of each year (each an “Interest Payment Date”), commencing February 1, 2015. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from July 28, 2014; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on this Note to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. METHOD OF PAYMENT. The Company will pay interest on this Note due on any Interest Payment Date to the persons who are Holders of Notes at the close of business on the January 15 or July 15 (each a “Record Date”), as the case may be, immediately preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on this Note will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holders of this Note at their respective addresses set forth in the register of Holders of Notes; provided that payments of principal and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4. INDENTURE. This Note is one of a duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. As provided in the Indenture, the Company may, at its option and without the consent of or notice to Holders of the Notes, reopen this Series of Securities and issue additional Notes of this Series as provided in the Indenture.

5. OPTIONAL REDEMPTION. The Notes are redeemable at the option of the Company, at any time or from time to time prior to May 1, 2024, either in whole or in part, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes to be redeemed, and

(b) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of accrued and unpaid interest to the applicable redemption date) discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points,

3

plus, in the case of both clauses (a) and (b) above, accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date.

On and after May 1, 2024, the Notes are redeemable at the option of the Company, at any time or from time to time, either in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to such redemption date.

Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

As used in this Section 5, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means, with respect to any redemption date for the Notes, the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date for the Notes, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four but more than one such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such redemption date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the redemption price of the Notes to be redeemed on any redemption date, any primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealers” means, with respect to any redemption date for the Notes, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC or their respective successors, as the case may be (provided, however, that if any such firm or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, another Primary Treasury Dealer shall be substituted therefor by the Company) and any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to any Reference Treasury Dealer and any redemption date for the Notes, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date. As used in the preceding sentence, the term “Business Day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Treasury Rate” means, with respect to any redemption date for the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

4

If less than all of the Notes are to be redeemed, then, if the Notes are evidenced by one or more Global Securities, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary or, if the Notes are evidenced by Physical Securities issued under the circumstances set forth in Section 2.15.2 of the Base Indenture, the Trustee shall select the Notes (or portions thereof) to be redeemed in any manner that the Trustee deems fair and appropriate. Notes may be selected for redemption in part so long as the remaining principal amount of each such Note is an authorized denomination as provided in the next sentence. The Notes or portions thereof shall be redeemable in a minimum of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof, provided that the remaining principal amount of any Note redeemed in part shall be $2,000 or an integral multiple of $1,000 in excess thereof.

Notice of any redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed at its registered address and as otherwise provided in the Indenture.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof called for redemption.

Any redemption of the Notes shall be made in accordance with the other provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

6. NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes and the Notes shall not be subject to repurchase by the Company at the option of Holders.

7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder or the exchanging Holder, as the case may be. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the mailing of a notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8. PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes), and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes). Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.

10. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately

5

or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11. TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not the Trustee.

12. NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13. AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15. LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

6

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

7